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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)     December 21, 1999
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                             ONEWORLD SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     000-23260                 94-3095680
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


 1144 East Arques Avenue, Sunnyvale, CA                     94086
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(Address of Principal Executive Offices)                  (Zip Code)
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Registrant's Telephone Number, Including Area Code:  (408) 523-1100
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

     On December 21, 1999, the Company signed a letter of intent to sell the assets of the Company to Tut Systems, Inc. and the immediate cessation of business operations. The Company issued a press release, a copy of which is filed herewith as Exhibit 99.2 and incorporated by reference herein

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit 99.2 Press Release issued December 21, 1999.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            OneWorld Systems, Inc.



Date: December 22, 1999     By: /s/ Marc E. Linden
                               -------------------------------------------------
                               Marc E. Linden
                               Senior Vice President and Chief Financial Officer
                               (Principal Financial Officer)

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                                 EXHIBIT INDEX

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
                                                             Sequentially
Document                                                     Numbered Page
--------                                                     -------------
  99.2         Press Release issued December 21, 1999 -            3
               OneWorld Systems to Sell Assets to
               Tut Systems; Ceases Operations
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